Joint Filer Information

Name:  Llura L. Gund

Address:  14 Nassau Street
                 Princeton, NJ  08542

Designated Filer: Gordon Gund

Issuer & Ticker Symbol: Align Technology, Inc. (ALGN)

Date of Event Requiring Statement: 5/11/04

Signature: /s/ Theodore W. Baker

Theodore W. Baker for Llura L. Gund pursuant to a Power of Attorney previously filed with the Commission.

Joint Filer Information

Name:  Grant Gund

Address:  14 Nassau Street
                 Princeton, NJ  08542

Designated Filer: Gordon Gund

Issuer & Ticker Symbol: Align Technology, Inc. (ALGN)

Date of Event Requiring Statement: 5/11/04

Signature: /s/ Theodore W. Baker

Theodore W. Baker for Grant Gund pursuant to a Power of
Attorney previously filed with the Commission

Joint Filer Information

Name:  G. Zachary Gund

Address:  14 Nassau Street
                 Princeton, NJ  08542

Designated Filer: Gordon Gund

Issuer & Ticker Symbol: Align Technology, Inc. (ALGN)

Date of Event Requiring Statement: 5/11/04

Signature: /s/ Theodore W. Baker				*

Theodore W. Baker for G. Zachary Gund pursuant to a
Power of Attorney previously filed with the Commission.

Joint Filer Information

Name:  Richard Watson

Address:  14 Nassau Street
                 Princeton, NJ  08542

Designated Filer: Gordon Gund

Issuer & Ticker Symbol: Align Technology, Inc. (ALGN)

Date of Event Requiring Statement: 5/11/04

Signature: /s/ Theodore W. Baker

Theodore W. Baker for Richard Watson pursuant to a
Power of Attorney previously filed with the Commission.

Joint Filer Information

Name:  Rebecca H. Dent

Address:  14 Nassau Street
                 Princeton, NJ  08542

Designated Filer: Gordon Gund

Issuer & Ticker Symbol: Align Technology, Inc. (ALGN)

Date of Event Requiring Statement: 5/11/04

Signature: /s/ Theodore W. Baker

Theodore W. Baker for Rebecca H. Dent pursuant to a
Power of Attorney previously filed with the Commission.


Joint Filer Information

Name:  George Gund III

Address:  14 Nassau Street
                 Princeton, NJ  08542

Designated Filer: Gordon Gund

Issuer & Ticker Symbol: Align Technology, Inc. (ALGN)

Date of Event Requiring Statement: 5/11/04

Signature: /s/ Theodore W. Baker				*

Theodore W. Baker for George Gund III pursuant to a
Power of Attorney previously filed with the Commission.


Joint Filer Information

Name: Gail Barrows

Address:  14 Nassau Street
                 Princeton, NJ  08542

Designated Filer: Gordon Gund

Issuer & Ticker Symbol: Align Technology, Inc. (ALGN)

Date of Event Requiring Statement: 5/11/04

Signature: /s/ Theodore W. Baker

Theodore W. Baker for Gail Barrows pursuant to a Power of Attorney previously filed with the Commission.




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